UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT International Growth Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Long-term capital appreciation

Net asset value June 30, 2012

Class IA: $14.45	Class IB: $14.44

Total return at net asset value
			MSCI EAFE Growth
(as of 6/30/12)	Class IA shares*	Class IB shares†	Index (ND)

6 months	5.79%	5.71%	3.86%

1 year	–16.51	–16.72	–12.56

5 years	–21.89	–22.88	–20.99
Annualized	–4.82	–5.06	–4.60

10 years	77.46	73.16	61.51
Annualized	5.90	5.64	4.91

Life	80.39	74.47	45.07
Annualized	3.88	3.66	2.43

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any.

Putnam VT International Growth Fund 1

Report from your fund’s manager

What influenced the investment environment during the first half of 2012?

Volatility continued to define the market environment throughout the six months ending June 30, 2012, but it was a tale of two different quarters. In the first three months of the year, stocks posted their strongest first-quarter gains in more than a decade. The largest advances came from stocks of cyclical companies, which tend to perform better during periods of economic growth and thereby inspire greater investor confidence. But that growth momentum not only stalled during the second quarter, but also began to backslide. The overall market environment soon became dominated by a strong “risk-off” trade out of equities, with many regional indices turning in negative second-quarter returns. This swift reversal of fortune came amid signs that the eurozone sovereign debt crisis was reigniting, economic activity in the emerging markets was continuing to slow, especially in China, and the growth trajectory of the U.S. economy was flattening out. On balance for the six-month period, most international equity markets managed to eke out modest advances, but as the period drew to a close the pace of those advances had decelerated appreciably.

How did the fund perform in this volatile market environment?

The fund recorded a mid-single-digit gain for the six months overall. It generated strong results during the first three months but then gave back large portions of those gains as the equity markets turned more risk averse. The fund outperformed its benchmark index during the period, benefiting from favorable stock selection across a variety of industries, thanks to the breadth and depth of Putnam’s bottom-up research resources. We focus on companies we believe have better growth potential and whose stocks are priced more cheaply than their peers. Though this growth strategy was more compatible with the “risk-on” sentiment of the markets in the opening months of the year, we did not make wholesale changes to this strategy when these tail winds reversed direction.

What in particular contributed to the fund’s strong performance?

It all came down to stock picking. To the extent that the fund generated any advantage from its weightings in certain countries or regions — such as being underexposed to some of the eurozone economies — those geographic weightings were more a function of individual stock selection as opposed to country allocation decisions. Similarly, our stock picks were driven more by the business fundamentals and growth prospects of individual companies than by broad bets on industry sectors. Thus, the fund benefited from solid security selection across a variety of industries, including materials, consumer staples, and health care, for example, because we were able to find companies, often at attractive valuations, that executed on their business plans and delivered the kind of solid earnings that tend to drive stock prices higher. Perhaps not surprisingly, many of the individual stocks that contributed to the fund’s relative performance were those of small- and mid-capitalization companies, which is where we believe one often finds the best growth opportunities. Again, I attribute the overall success of our stock picking to Putnam’s dedicated research process.

Where did you have more disappointing results?

Energy stocks fell off sharply during the market’s growth correction in early spring, and some of our holdings in that sector detracted from performance. We also were hurt by an overweight to energy. We believe the energy and materials sectors often trade more like commodities. In the materials sector, we chose to own precious metals and agriculture-related stocks, rather than own the base materials during a time of slowing economic growth. We held an overweight position in energy to balance our underweight position in materials and, as a consequence, we suffered losses in that sector. In addition, our decision to not hold some large, strong-performing constituents of the index also hurt, particularly in the industrials sector.

What is your near-term outlook?

There are ample reasons for concern in today’s global marketplace. The debt crisis in Europe does not appear to offer easy solutions. The emerging-markets’ atmospheric growth trajectory is now falling back to earth. The fiscal cliff and a political stalemate in the United States has the domestic economy on tenterhooks as well. In this environment, we continue to seek out inexpensive growth stocks, with cautious optimism and confidence in our stock-picking focus and considerable research prowess.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Growth Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$6.34	$7.62	$6.22	$7.47

Ending value
(after expenses)	$1,057.90	$1,057.10	$1,018.70	$1,017.45

Annualized
expense ratio	1.24%	1.49%	1.24%	1.49%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International Growth Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (96.3%)*	Shares	Value

Aerospace and defense (2.1%)
Bombardier, Inc. Class B (Canada)	58,500	$230,989

Embraer SA ADR (Brazil)	11,900	315,707

European Aeronautic Defense and Space Co. NV
(France)	12,631	447,928

MTU Aero Engines Holding AG (Germany)	1,685	123,720

		1,118,344
Auto components (0.7%)
Continental AG (Germany)	4,187	349,025

		349,025
Automobiles (3.0%)
Bayerische Motoren Werke (BMW) AG (Germany)	5,426	393,157

Brilliance China Automotive Holdings, Inc.
(China) †	144,000	126,777

Dongfeng Motor Group Co., Ltd. (China)	80,000	124,714

Fiat SpA (Italy) †	20,732	104,906

Nissan Motor Co., Ltd. (Japan)	68,800	651,584

Porsche Automobil Holding SE
(Preference) (Germany) S	3,953	196,842

		1,597,980
Beverages (2.8%)
Anheuser-Busch InBev NV (Belgium)	19,558	1,520,493

		1,520,493
Biotechnology (2.2%)
Biotest AG-Vorzugsaktien (Preference) (Germany)	2,509	119,301

Grifols SA ADR (Spain) † S	107,938	1,036,205

		1,155,506
Capital markets (0.8%)
Ashmore Group PLC (United Kingdom)	74,729	410,096

		410,096
Chemicals (3.7%)
BASF SE (Germany)	6,643	461,613

Lanxess AG (Germany)	5,946	375,067

Syngenta AG (Switzerland)	2,003	683,791

Tronox, Ltd. Class A † S	1,600	193,152

Uralkali (Russia) †	36,404	278,900

		1,992,523
Commercial banks (6.0%)
Australia & New Zealand Banking Group, Ltd.
(Australia)	12,025	272,981

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	17,972	129,531

Barclays PLC (United Kingdom)	106,139	271,694

China Construction Bank Corp. (China)	625,000	430,921

Kasikornbank PCL NVDR (Thailand)	35,600	182,541

Mitsubishi UFJ Financial Group, Inc. (Japan)	99,100	474,272

Sberbank of Russia ADR (Russia) †	52,929	575,732

Standard Chartered PLC (United Kingdom)	35,079	764,752

UniCredit SpA (Italy)	24,008	90,973

		3,193,397
Communications equipment (1.4%)
Qualcomm, Inc.	5,200	289,536

Telefonaktiebolaget LM Ericsson Class B (Sweden)	50,894	464,404

		753,940
Computers and peripherals (0.5%)
Apple, Inc. †	500	292,000

		292,000
Construction and engineering (1.1%)
Chiyoda Corp. (Japan)	34,000	416,531

Daelim Industrial Co., Ltd. (South Korea)	2,302	184,170

		600,701

COMMON STOCKS (96.3%)* cont.	Shares	Value

Diversified financial services (3.1%)
BM&F Bovespa SA (Brazil)	43,700	$223,015

Citigroup, Inc.	12,500	342,625

ING Groep NV GDR (Netherlands) †	65,487	441,829

ORIX Corp. (Japan)	6,820	634,794

		1,642,263
Diversified telecommunication services (0.6%)
China Unicom Hong Kong, Ltd. (China)	104,000	130,659

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	3,000	139,386

Ziggo NV (Netherlands) †	1,452	46,422

		316,467
Electrical equipment (1.7%)
Mitsubishi Electric Corp. (Japan)	56,000	466,735

Schneider Electric SA (France)	8,033	447,588

		914,323
Electronic equipment, instruments, and components (1.7%)
Hollysys Automation Technologies, Ltd.
(China) † S	30,800	262,416

Hon Hai Precision Industry Co., Ltd. (Taiwan)	147,700	445,367

Yaskawa Electric Corp. (Japan)	24,000	182,136

		889,919
Energy equipment and services (0.9%)
Technip SA (France)	4,511	470,745

		470,745
Food and staples retail (2.8%)
Lawson, Inc. (Japan)	6,300	440,764

Lianhua Supermarket Holdings Co., Ltd. (China)	130,000	125,248

Olam International, Ltd. (Singapore)	75,500	109,868

Wal-Mart de Mexico SAB de CV ADR (Mexico) S	12,500	333,000

WM Morrison Supermarkets PLC (United Kingdom)	116,058	484,369

		1,493,249
Food products (5.0%)
Associated British Foods PLC (United Kingdom)	21,209	426,738

Danone (France)	16,145	1,002,319

First Resources, Ltd. (Singapore)	257,000	392,833

Kerry Group PLC Class A (Ireland)	12,547	549,282

Nestle SA (Switzerland)	5,105	304,520

		2,675,692
Gas utilities (1.1%)
Tokyo Gas Co., Ltd. (Japan)	114,000	582,205

		582,205
Health-care equipment and supplies (0.9%)
Covidien PLC (Ireland)	5,348	286,118

Hartalega Holdings Bhd (Malaysia)	138,600	175,927

		462,045
Hotels, restaurants, and leisure (2.2%)
Compass Group PLC (United Kingdom)	76,893	806,549

Minor International PCL (Thailand)	387,100	174,293

TUI Travel PLC (United Kingdom)	73,795	196,922

		1,177,764
Household durables (0.6%)
Haier Electronics Group Co., Ltd. (China) †	139,000	167,925

Persimmon PLC (United Kingdom)	18,461	176,654

		344,579
Independent power producers and energy traders (0.3%)
Electric Power Development Co. (Japan)	5,200	136,374

		136,374
Industrial conglomerates (2.7%)
Siemens AG (Germany)	10,405	874,620

Tyco International, Ltd.	11,225	593,241

		1,467,861
Insurance (2.9%)
AIA Group, Ltd. (Hong Kong)	193,800	668,212

China Pacific Insurance (Group) Co., Ltd. (China)	41,400	134,966

Prudential PLC (United Kingdom)	63,057	730,603

		1,533,781

4 Putnam VT International Growth Fund

COMMON STOCKS (96.3%)* cont.	Shares	Value

Internet and catalog retail (1.0%)
Rakuten, Inc. (Japan)	50,400	$521,933

		521,933
Internet software and services (2.9%)
Baidu, Inc. ADR (China) †	6,100	701,378

Telecity Group PLC (United Kingdom) †	35,735	449,910

Tencent Holdings, Ltd. (China)	14,300	422,286

		1,573,574
IT Services (0.6%)
Amadeus IT Holding SA Class A (Spain)	13,955	295,526

		295,526
Machinery (1.6%)
Fiat Industrial SpA (Italy)	57,308	564,737

Haitian International Holdings, Ltd. (China)	100,000	99,328

Volvo AB Class B (Sweden)	18,780	215,137

		879,202
Media (4.3%)
Global Mediacom Tbk PT (Indonesia)	939,000	152,935

Jupiter Telecommunications Co., Ltd. (Japan)	238	242,953

Kabel Deutschland Holding AG (Germany) †	6,302	392,191

Major Cineplex Group PCL (Thailand)	225,700	123,652

News Corp. Class A	18,100	403,449

Pearson PLC (United Kingdom)	20,833	413,767

WPP PLC (Ireland)	48,325	587,357

		2,316,304
Metals and mining (3.3%)
Goldcorp, Inc. (Canada)	8,286	311,956

Rio Tinto, Ltd. (Australia)	21,128	1,241,880

Teck Resources, Ltd. Class B (Canada)	6,300	195,108

		1,748,944
Multi-utilities (0.8%)
Centrica PLC (United Kingdom)	83,898	418,247

		418,247
Oil, gas, and consumable fuels (7.3%)
BG Group PLC (United Kingdom)	60,735	1,243,114

Canadian Natural Resources, Ltd. (Canada)	19,100	512,348

Inpex Corp. (Japan)	111	622,302

Origin Energy, Ltd. (Australia)	21,060	264,902

Royal Dutch Shell PLC Class A (United Kingdom)	14,864	500,713

Tullow Oil PLC (United Kingdom)	32,258	744,652

		3,888,031
Pharmaceuticals (6.9%)
Astellas Pharma, Inc. (Japan)	21,800	952,223

Bayer AG (Germany)	8,479	611,409

GlaxoSmithKline PLC (United Kingdom)	21,994	498,733

Jazz Pharmaceuticals PLC (Ireland) †	5,800	261,058

Mitsubishi Tanabe Pharma (Japan)	30,500	438,251

Sanofi (France)	9,931	753,078

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	4,238	167,147

		3,681,899
Real estate management and development (1.1%)
Mitsui Fudosan Co., Ltd. (Japan)	22,000	426,773

Sun Hung Kai Properties, Ltd. (Hong Kong)	12,000	142,396

		569,169
Road and rail (0.6%)
Localiza Rent a Car SA (Brazil)	21,700	327,904

		327,904
Semiconductors and semiconductor equipment (2.7%)
Advanced Micro Devices, Inc. † S	13,900	79,647

Samsung Electronics Co., Ltd. (South Korea)	418	443,173

SK Hynix, Inc. (South Korea) †	16,090	340,103

Spreadtrum Communications, Inc. ADR (China) S	20,900	368,885

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	50,000	136,857

Texas Instruments, Inc. S	2,600	74,594

		1,443,259

COMMON STOCKS (96.3%)* cont.			Shares	Value

Software (1.3%)
Konami Corp. (Japan)			19,200	$436,078

SAP AG (Germany) S			4,822	284,756

				720,834
Specialty retail (1.6%)
Cia Hering (Brazil)			19,200	364,212

Kingfisher PLC (United Kingdom)			109,050	493,071

				857,283
Textiles, apparel, and luxury goods (2.7%)
Cie Financiere Richemont SA (Switzerland)			5,182	284,391

LVMH Moet Hennessy Louis Vuitton SA (France)			5,316	810,256

Stella International Holdings, Ltd. (Hong Kong)			130,000	322,585

				1,417,232
Thrifts and mortgage finance (0.4%)
Housing Development Finance Corp., Ltd. (India)			20,073	236,213

				236,213
Tobacco (3.9%)
British American Tobacco (BAT) PLC
(United Kingdom)			23,274	1,184,608

Japan Tobacco, Inc. (Japan)			29,600	877,153

				2,061,761
Trading companies and distributors (1.0%)
Finning International, Inc. (Canada)			13,100	304,693

Mitsui & Co., Ltd. (Japan)			16,900	250,741

				555,434
Water utilities (0.3%)
Hyflux, Ltd. (Singapore)			152,000	162,802

				162,802
Wireless telecommunication services (1.2%)
Vodafone Group PLC (United Kingdom)			233,815	656,930

				656,930

Total common stocks (cost $48,679,748)				$51,423,753

INVESTMENT COMPANIES (1.2%)*			Shares	Value

Market Vectors Gold Miners ETF			14,394	$644,419

Total investment companies (cost $721,988)				$644,419

PREFERRED STOCKS (0.4%)*			Shares	Value

Samsung Electronics Co., Ltd. zero % cum. pfd.
(South Korea)			292	$193,238

Total preferred stocks (cost $199,015)				$193,238

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Hartalega Holdings
Bhd (Malaysia)	5/29/15	MYR 4.14	8,920	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (6.3%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.22% [d]			2,226,704	$2,226,704

Putnam Money Market Liquidity Fund 0.12% [e]			346,773	346,773

SSgA Prime Money Market Fund 0.09% P			303,472	303,472

U.S. Treasury Bills with an effective yield
of 0.170%, May 30, 2013 ##			$20,000	19,965

U.S. Treasury Bills with an effective yield
of 0.184%, May 2, 2013			91,000	90,856

U.S. Treasury Bills with effective yields ranging
from 0.152% to 0.159%, February 7, 2013 ##			292,000	291,715

U.S. Treasury Bills with effective yields ranging
from 0.072% to 0.072%, July 26, 2012 ##			88,000	87,995

Total short-term investments (cost $3,367,491)				$3,367,480

Total investments (cost $52,968,242)				$55,628,890

Putnam VT International Growth Fund 5

Key to holding’s currency abbreviations

MYR	Malaysian Ringgit

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $53,405,506.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $272,376 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	20.5%	South Korea	2.2%

Japan	16.7	Hong Kong	2.1

Germany	7.9	Russia	1.6

France	7.4	Italy	1.4

United States	7.1	Sweden	1.3

China	5.8	Singapore	1.3

Australia	3.4	Taiwan	1.1

Ireland	3.2	Netherlands	0.9

Canada	2.9	Thailand	0.9

Belgium	2.9	Mexico	0.6

Spain	2.8	Other	1.3

Switzerland	2.4	Total	100.0%

Brazil	2.3

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $221,679,247) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	7/18/12	$1,916,438	$1,821,847	$(94,591)

	British Pound	Buy	7/18/12	212,832	208,892	3,940

	Canadian Dollar	Sell	7/18/12	262,953	257,488	(5,465)

	Euro	Buy	7/18/12	4,369,148	4,311,155	57,993

	Norwegian Krone	Sell	7/18/12	207,297	202,011	(5,286)

	Swedish Krona	Buy	7/18/12	958,145	920,123	38,022

	Swiss Franc	Buy	7/18/12	730,798	720,700	10,098

Barclays Bank PLC

	Australian Dollar	Buy	7/18/12	140,225	133,221	7,004

	Australian Dollar	Sell	7/18/12	140,225	137,767	(2,458)

	Australian Dollar	Buy	8/16/12	139,845	137,410	2,435

	British Pound	Buy	7/18/12	1,714,872	1,699,188	15,684

	British Pound	Sell	7/18/12	1,714,872	1,682,927	(31,945)

	British Pound	Sell	8/16/12	1,714,742	1,699,079	(15,663)

	Canadian Dollar	Buy	7/18/12	598,959	586,854	12,105

	Canadian Dollar	Sell	7/18/12	598,959	594,801	(4,158)

	Canadian Dollar	Buy	8/16/12	339,127	335,001	4,126

	Euro	Buy	7/18/12	248,700	244,473	4,227

	Euro	Sell	7/18/12	248,700	245,320	(3,380)

	Euro	Sell	8/16/12	168,502	165,568	(2,934)

	Hong Kong Dollar	Sell	7/18/12	434,063	434,048	(15)

	Japanese Yen	Buy	7/18/12	227,015	230,508	(3,493)

	Japanese Yen	Sell	7/18/12	227,015	229,120	2,105

	Japanese Yen	Buy	8/16/12	188,687	190,005	(1,318)

	Norwegian Krone	Buy	7/18/12	11,643	11,357	286

	Norwegian Krone	Sell	7/18/12	11,643	11,419	(224)

	Norwegian Krone	Buy	8/16/12	11,631	11,408	223

	Swedish Krona	Buy	7/18/12	131,695	126,469	5,226

	Swedish Krona	Sell	7/18/12	131,695	129,056	(2,639)

6 Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $221,679,247) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Swedish Krona	Buy	8/16/12	$131,555	$128,939	$2,616

	Swiss Franc	Buy	7/18/12	734,698	721,128	13,570

	Swiss Franc	Sell	7/18/12	734,698	725,119	(9,579)

	Swiss Franc	Sell	8/16/12	735,220	721,800	(13,420)

Citibank, N.A.

	Australian Dollar	Buy	7/18/12	242,225	229,980	12,245

	Australian Dollar	Sell	7/18/12	242,225	237,806	(4,419)

	Australian Dollar	Buy	8/16/12	241,569	237,187	4,382

	British Pound	Buy	7/18/12	1,366,416	1,340,522	25,894

	British Pound	Sell	7/18/12	1,366,416	1,353,597	(12,819)

	British Pound	Buy	8/16/12	1,366,313	1,353,518	12,795

	Canadian Dollar	Buy	7/18/12	791,706	781,753	9,953

	Canadian Dollar	Sell	7/18/12	791,706	775,535	(16,171)

	Canadian Dollar	Sell	8/16/12	791,199	781,230	(9,969)

	Danish Krone	Buy	7/18/12	990,196	980,318	9,878

	Euro	Buy	7/18/12	1,822,155	1,789,691	32,464

	Euro	Sell	7/18/12	1,822,155	1,796,976	(25,179)

	Euro	Sell	8/16/12	1,822,637	1,790,152	(32,485)

	Norwegian Krone	Buy	7/18/12	243,555	238,916	4,639

	Norwegian Krone	Sell	7/18/12	243,555	237,507	(6,048)

	Norwegian Krone	Sell	8/16/12	243,301	238,680	(4,621)

	Singapore Dollar	Buy	7/18/12	172,725	171,098	1,627

	Swiss Franc	Buy	7/18/12	94,643	93,444	1,199

	Swiss Franc	Sell	7/18/12	94,643	92,913	(1,730)

	Swiss Franc	Buy	8/16/12	94,711	92,993	1,718

Credit Suisse AG

	Australian Dollar	Buy	7/18/12	231,698	220,116	11,582

	Australian Dollar	Sell	7/18/12	231,698	227,425	(4,273)

	Australian Dollar	Buy	8/16/12	231,070	226,838	4,232

	British Pound	Buy	7/18/12	1,528,350	1,513,914	14,436

	British Pound	Sell	7/18/12	1,528,350	1,499,217	(29,133)

	British Pound	Sell	8/16/12	1,528,234	1,513,816	(14,418)

	Canadian Dollar	Buy	7/18/12	984,355	971,886	12,469

	Canadian Dollar	Sell	7/18/12	984,355	964,842	(19,513)

	Canadian Dollar	Sell	8/16/12	983,724	971,368	(12,356)

	Euro	Buy	7/18/12	2,042,631	2,007,692	34,939

	Euro	Sell	7/18/12	2,042,631	2,014,131	(28,500)

	Euro	Sell	8/16/12	2,043,171	2,008,192	(34,979)

	Japanese Yen	Buy	7/18/12	3,022,991	3,085,632	(62,641)

	Japanese Yen	Sell	7/18/12	3,022,991	3,042,709	19,718

	Japanese Yen	Buy	8/16/12	3,024,196	3,044,089	(19,893)

	Norwegian Krone	Buy	7/18/12	440,133	429,028	11,105

	Norwegian Krone	Sell	7/18/12	440,133	431,921	(8,212)

	Norwegian Krone	Buy	8/16/12	439,674	431,444	8,230

	Swedish Krona	Buy	7/18/12	354,125	346,971	7,154

	Swedish Krona	Sell	7/18/12	354,125	340,158	(13,967)

	Swedish Krona	Sell	8/16/12	353,748	346,645	(7,103)

	Swiss Franc	Buy	7/18/12	1,238,267	1,214,869	23,398

	Swiss Franc	Sell	7/18/12	1,238,267	1,220,294	(17,973)

	Swiss Franc	Sell	8/16/12	1,239,149	1,215,925	(23,224)

	Australian Dollar	Buy	7/18/12	176,405	167,393	9,012

	Australian Dollar	Sell	7/18/12	176,405	172,868	(3,537)

Putnam VT International Growth Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $221,679,247) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Australian Dollar	Buy	8/16/12	$175,928	$172,412	$3,516

	Canadian Dollar	Buy	7/18/12	582,758	570,673	12,085

	Canadian Dollar	Sell	7/18/12	582,758	575,080	(7,678)

	Canadian Dollar	Buy	8/16/12	582,384	574,752	7,632

	Euro	Buy	7/18/12	1,274,129	1,256,362	17,767

	Euro	Sell	7/18/12	1,274,129	1,252,088	(22,041)

	Euro	Buy	8/16/12	1,274,466	1,252,413	22,053

	Swedish Krona	Buy	7/18/12	394,681	378,940	15,741

	Swedish Krona	Sell	7/18/12	394,681	386,319	(8,362)

	Swedish Krona	Buy	8/16/12	394,261	385,942	8,319

	Swiss Franc	Buy	7/18/12	537,296	530,598	6,698

	Swiss Franc	Sell	7/18/12	537,296	527,525	(9,771)

	Swiss Franc	Buy	8/16/12	537,678	527,951	9,727

Goldman Sachs International

	British Pound	Buy	7/18/12	439,132	430,944	8,188

	British Pound	Sell	7/18/12	439,132	435,153	(3,979)

	British Pound	Buy	8/16/12	439,099	435,122	3,977

	Euro	Buy	7/18/12	4,388,132	4,311,339	76,793

	Euro	Sell	7/18/12	4,388,132	4,329,298	(58,834)

	Euro	Sell	8/16/12	4,389,293	4,312,483	(76,810)

	Japanese Yen	Buy	7/18/12	1,834,947	1,848,440	(13,493)

	Japanese Yen	Sell	7/18/12	1,834,947	1,873,149	38,202

	Japanese Yen	Sell	8/16/12	1,658,114	1,669,694	11,580

	Norwegian Krone	Buy	7/18/12	276,973	269,969	7,004

	Norwegian Krone	Sell	7/18/12	276,973	271,582	(5,391)

	Norwegian Krone	Buy	8/16/12	276,684	271,318	5,366

	Swedish Krona	Buy	7/18/12	166,414	159,873	6,541

	Swedish Krona	Sell	7/18/12	166,414	163,041	(3,373)

	Swedish Krona	Buy	8/16/12	166,237	162,886	3,351

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/18/12	2,110,320	2,006,201	104,119

	Australian Dollar	Sell	7/18/12	2,110,320	2,068,930	(41,390)

	Australian Dollar	Buy	8/16/12	2,104,607	2,063,664	40,943

	British Pound	Buy	7/18/12	1,625,761	1,595,996	29,765

	British Pound	Sell	7/18/12	1,625,761	1,611,131	(14,630)

	British Pound	Buy	8/16/12	1,625,638	1,611,079	14,559

	Euro	Buy	7/18/12	1,029,859	1,016,189	13,670

	Euro	Sell	7/18/12	1,029,859	1,012,243	(17,616)

	Euro	Buy	8/16/12	1,030,131	1,012,487	17,644

	Hong Kong Dollar	Sell	7/18/12	201,415	201,404	(11)

	Norwegian Krone	Buy	7/18/12	701,094	683,309	17,785

	Norwegian Krone	Sell	7/18/12	701,094	687,345	(13,749)

	Norwegian Krone	Buy	8/16/12	700,363	686,609	13,754

	Swiss Franc	Buy	7/18/12	83,999	82,878	1,121

	Swiss Franc	Sell	7/18/12	83,999	82,462	(1,537)

	Swiss Franc	Buy	8/16/12	84,058	82,543	1,515

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	7/18/12	1,980,009	1,880,925	99,084

	Australian Dollar	Sell	7/18/12	1,980,009	1,944,081	(35,928)

	Australian Dollar	Buy	8/16/12	1,974,649	1,939,044	35,605

	British Pound	Buy	7/18/12	2,744,421	2,692,729	51,692

	British Pound	Sell	7/18/12	2,744,421	2,723,096	(21,325)

8 Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $221,679,247) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	British Pound	Buy	8/16/12	$2,339,879	$2,318,700	$21,179

	Canadian Dollar	Buy	7/18/12	308,218	304,373	3,845

	Canadian Dollar	Sell	7/18/12	308,218	301,902	(6,316)

	Canadian Dollar	Sell	8/16/12	308,021	304,208	(3,813)

	Euro	Buy	7/18/12	3,802,896	3,735,744	67,152

	Euro	Sell	7/18/12	3,802,896	3,750,346	(52,550)

	Euro	Sell	8/16/12	3,803,902	3,736,705	(67,197)

	Hong Kong Dollar	Sell	7/18/12	38,324	38,322	(2)

	Japanese Yen	Buy	7/18/12	1,255,437	1,281,935	(26,498)

	Japanese Yen	Sell	7/18/12	1,255,437	1,264,263	8,826

	Japanese Yen	Buy	8/16/12	1,255,938	1,264,853	(8,915)

	Norwegian Krone	Buy	7/18/12	731,504	713,153	18,351

	Norwegian Krone	Sell	7/18/12	731,504	716,864	(14,640)

	Norwegian Krone	Buy	8/16/12	730,742	716,168	14,574

	Singapore Dollar	Buy	7/18/12	177,225	175,551	1,674

	Swiss Franc	Buy	7/18/12	2,215,897	2,187,825	28,072

	Swiss Franc	Sell	7/18/12	2,215,897	2,174,925	(40,972)

	Swiss Franc	Buy	8/16/12	2,217,474	2,176,794	40,680

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/18/12	342,692	335,971	6,721

	Australian Dollar	Sell	7/18/12	342,692	326,535	(16,157)

	Australian Dollar	Sell	8/16/12	341,764	335,166	(6,598)

	British Pound	Buy	7/18/12	1,101,903	1,091,424	10,479

	British Pound	Sell	7/18/12	1,101,903	1,081,419	(20,484)

	British Pound	Sell	8/16/12	1,101,819	1,091,375	(10,444)

	Canadian Dollar	Buy	7/18/12	108,696	106,545	2,151

	Canadian Dollar	Sell	7/18/12	108,696	107,444	(1,252)

	Canadian Dollar	Buy	8/16/12	108,627	107,370	1,257

	Euro	Buy	7/18/12	1,486,758	1,487,170	(412)

	Euro	Sell	7/18/12	1,486,758	1,466,484	(20,274)

	Euro	Sell	8/16/12	1,487,151	1,487,476	325

	Japanese Yen	Buy	7/18/12	1,530,844	1,542,188	(11,344)

	Japanese Yen	Sell	7/18/12	1,530,844	1,562,076	31,232

	Japanese Yen	Sell	8/16/12	1,531,454	1,542,674	11,220

	Swiss Franc	Buy	7/18/12	388,902	381,593	7,309

	Swiss Franc	Sell	7/18/12	388,902	383,903	(4,999)

	Swiss Franc	Sell	8/16/12	389,179	381,920	(7,259)

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/18/12	1,377,513	1,308,418	69,095

	Australian Dollar	Sell	7/18/12	1,377,513	1,351,263	(26,250)

	Australian Dollar	Buy	8/16/12	1,200,812	1,178,925	21,887

	Canadian Dollar	Buy	7/18/12	1,045,232	1,024,099	21,133

	Canadian Dollar	Sell	7/18/12	1,045,232	1,031,992	(13,240)

	Canadian Dollar	Buy	8/16/12	1,044,563	1,031,492	13,071

	Euro	Buy	7/18/12	1,383,228	1,365,426	17,802

	Euro	Sell	7/18/12	1,383,228	1,359,598	(23,630)

	Euro	Buy	8/16/12	1,188,252	1,166,961	21,291

	Israeli Shekel	Buy	7/18/12	77,209	77,439	(230)

	Japanese Yen	Buy	7/18/12	172,103	173,269	(1,166)

	Japanese Yen	Sell	7/18/12	172,103	175,690	3,587

	Japanese Yen	Sell	8/16/12	172,171	173,356	1,185

	Norwegian Krone	Buy	7/18/12	411,368	403,341	8,027

Putnam VT International Growth Fund 9

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $221,679,247) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Norwegian Krone	Sell	7/18/12	$411,368	$400,981	$(10,387)

	Norwegian Krone	Sell	8/16/12	410,940	402,996	(7,944)

UBS AG

	Australian Dollar	Buy	7/18/12	1,065,380	1,045,788	19,592

	Australian Dollar	Sell	7/18/12	1,065,380	1,012,097	(53,283)

	Australian Dollar	Sell	8/16/12	1,062,496	1,043,067	(19,429)

	British Pound	Buy	7/18/12	3,573,981	3,533,961	40,020

	British Pound	Sell	7/18/12	3,573,981	3,506,127	(67,854)

	British Pound	Sell	8/16/12	2,736,697	2,711,856	(24,841)

	Canadian Dollar	Buy	7/18/12	563,512	556,380	7,132

	Canadian Dollar	Sell	7/18/12	563,512	551,986	(11,526)

	Canadian Dollar	Sell	8/16/12	563,151	556,008	(7,143)

	Euro	Buy	7/18/12	2,509,403	2,474,985	34,418

	Euro	Sell	7/18/12	2,509,403	2,465,507	(43,896)

	Euro	Buy	8/16/12	2,510,066	2,466,106	43,960

	Norwegian Krone	Buy	7/18/12	677,252	664,028	13,224

	Norwegian Krone	Sell	7/18/12	677,252	659,839	(17,413)

	Norwegian Krone	Sell	8/16/12	676,547	663,468	(13,079)

	Swiss Franc	Buy	7/18/12	1,018,417	1,005,076	13,341

	Swiss Franc	Sell	7/18/12	1,018,417	999,535	(18,882)

	Swiss Franc	Buy	8/16/12	1,019,142	1,000,228	18,914

Westpac Banking Corp.

	Australian Dollar	Buy	7/18/12	2,070,767	2,032,178	38,589

	Australian Dollar	Sell	7/18/12	2,070,767	1,967,373	(103,394)

	Australian Dollar	Sell	8/16/12	2,065,161	2,026,789	(38,372)

	British Pound	Buy	7/18/12	417,364	409,431	7,933

	British Pound	Sell	7/18/12	417,364	413,581	(3,783)

	British Pound	Buy	8/16/12	417,332	413,544	3,788

	Canadian Dollar	Buy	7/18/12	394,920	389,993	4,927

	Canadian Dollar	Sell	7/18/12	394,920	386,930	(7,990)

	Canadian Dollar	Sell	8/16/12	394,667	389,766	(4,901)

	Euro	Buy	7/18/12	3,395,104	3,358,089	37,015

	Euro	Sell	7/18/12	3,395,104	3,335,689	(59,415)

	Euro	Buy	8/16/12	3,396,002	3,336,601	59,401

	Japanese Yen	Buy	7/18/12	217,286	218,813	(1,527)

	Japanese Yen	Sell	7/18/12	217,286	221,821	4,535

	Japanese Yen	Sell	8/16/12	217,372	218,906	1,534

Total						$93,623

10 Putnam VT International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,065,606	$7,516,494	$—

Consumer staples	333,000	7,418,195	—

Energy	512,348	3,846,428	—

Financials	565,640	7,019,279	—

Health care	1,750,528	3,548,922	—

Industrials	1,772,534	4,091,235	—

Information technology	2,068,456	3,900,596	—

Materials	979,116	2,762,351	—

Telecommunication services	—	973,397	—

Utilities	—	1,299,628	—

Total common stocks	9,047,228	42,376,525	—

Investment companies	644,419	—	—

Preferred stocks	—	193,238	—

Warrants	—	—	—

Short-term investments	650,245	2,717,235	—

Totals by level	$10,341,892	$45,286,998	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$93,623	$—

Totals by level	$—	$93,623	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 11

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $2,210,380 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $50,394,765)	$53,055,413

Affiliated issuers (identified cost $2,573,477) (Notes 1 and 6)	2,573,477

Cash	13,905

Foreign currency (cost $165,680) (Note 1)	164,759

Dividends, interest and other receivables	129,072

Receivable for shares of the fund sold	15

Receivable for investments sold	93,104

Unrealized appreciation on forward currency contracts (Note 1)	1,958,973

Total assets	57,988,718

Liabilities

Payable for investments purchased	171

Payable for shares of the fund repurchased	30,540

Payable for compensation of Manager (Note 2)	27,465

Payable for investor servicing fees (Note 2)	8,239

Payable for custodian fees (Note 2)	16,011

Payable for Trustee compensation and expenses (Note 2)	66,177

Payable for administrative services (Note 2)	102

Payable for distribution fees (Note 2)	3,328

Unrealized depreciation on forward currency contracts (Note 1)	1,865,350

Collateral on securities loaned, at value (Note 1)	2,226,704

Collateral on certain derivative contracts, at value (Note 1)	303,472

Other accrued expenses	35,653

Total liabilities	4,583,212

Net assets	$53,405,506

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$100,865,298

Undistributed net investment income (Note 1)	515,197

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(50,726,741)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,751,752

Total — Representing net assets applicable to capital shares outstanding	$53,405,506

Computation of net asset value Class IA

Net assets	$36,720,799

Number of shares outstanding	2,541,096

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.45

Computation of net asset value Class IB

Net assets	$16,684,707

Number of shares outstanding	1,155,544

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$14.44

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Growth Fund

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $75,867)	$854,677

Interest (including interest income of $144 from investments in affiliated issuers) (Note 6)	11,069

Securities lending (Note 1)	53,529

Total investment income	919,275

Expenses

Compensation of Manager (Note 2)	267,759

Investor servicing fees (Note 2)	28,713

Custodian fees (Note 2)	27,663

Trustee compensation and expenses (Note 2)	2,295

Administrative services (Note 2)	968

Distribution fees — Class IB (Note 2)	22,351

Auditing	28,214

Other	12,185

Fees waived and reimbursed by Manager (Note 2)	(13,785)

Total expenses	376,363

Expense reduction (Note 2)	(2,289)

Net expenses	374,074

Net investment income	545,201

Net realized loss on investments (net of foreign tax of $16,455) (Notes 1 and 3)	(992,839)

Net increase from payments by affiliates (Note 2)	5,161

Net realized loss on foreign currency transactions (Note 1)	(259,275)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	192,389

Net unrealized appreciation of investments during the period	3,995,286

Net gain on investments	2,940,722

Net increase in net assets resulting from operations	$3,485,923

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$545,201	$756,727

Net realized gain (loss) on investments and foreign currency transactions	(1,246,953)	1,349,673

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	4,187,675	(14,702,425)

Net increase (decrease) in net assets resulting from operations	3,485,923	(12,596,025)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(687,767)	(1,315,933)

Class IB	(257,628)	(538,418)

Increase in capital from settlement payments (Note 8)	—	6,061

Decrease from capital share transactions (Note 4)	(5,379,606)	(8,596,697)

Total decrease in net assets	(2,839,078)	(23,041,012)

Net assets:

Beginning of period	56,244,584	79,285,596

End of period (including undistributed net investment income of $515,197 and $915,391, respectively)	$53,405,506	$56,244,584

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 13

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

6/30/12†	$13.89	.15	.67	.82	(.26)	(.26)	—	$14.45	5.79*	$36,721	.62*	.99*	49*

12/31/11	17.28	.19	(3.15)	(2.96)	(.43)	(.43)	—[f]	13.89	(17.65)	38,885	1.24	1.14	112

12/31/10	15.84	.13	1.80	1.93	(.49)	(.49)	—	17.28	12.48	54,528	1.23	.84	148

12/31/09	11.67	.19	4.19	4.38	(.23)	(.23)	.02[g]	15.84	38.76	56,806	1.14	1.50	185

12/31/08	20.59	.37	(9.05)	(8.68)	(.31)	(.31)	.07[h,i]	11.67	(42.36)	48,582	1.10	2.25	135

12/31/07	18.34	.21	2.25	2.46	(.21)	(.21)	—	20.59	13.52	119,992	1.11	1.06	107

Class IB

6/30/12†	$13.85	.13	.68	.81	(.22)	(.22)	—	$14.44	5.71*	$16,685	.74*	.86*	49*

12/31/11	17.24	.15	(3.15)	(3.00)	(.39)	(.39)	—[f]	13.85	(17.90)	17,359	1.49	.90	112

12/31/10	15.80	.09	1.79	1.88	(.44)	(.44)	—	17.24	12.20	24,757	1.48	.61	148

12/31/09	11.62	.13	4.21	4.34	(.18)	(.18)	.02[g]	15.80	38.36	28,347	1.39	1.08	185

12/31/08	20.48	.33	(9.01)	(8.68)	(.25)	(.25)	.07[h,i]	11.62	(42.48)	71,579	1.35	2.00	135

12/31/07	18.25	.16	2.24	2.40	(.17)	(.17)	—	20.48	13.21	166,222	1.36	.82	107

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

6/30/12	0.02%

12/31/11	0.02

12/31/10	0.01

12/31/09	0.16

12/31/08	0.08

12/31/07	0.06

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to $0.02 per share outstanding as of August 17, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to $0.06 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

i Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT International Growth Fund

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT International Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks of companies of any size in established and emerging markets outside the United States.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market

Putnam VT International Growth Fund 15

value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $145,600,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $348,353 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $139,893.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,210,380 and the fund received cash collateral of $2,226,704.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $49,170,566 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$49,170,566	$—	$49,170,566	12/31/16

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $53,277,464, resulting in gross unrealized appreciation and depreciation of $5,480,591 and $3,129,165, respectively, or net unrealized appreciation of $2,351,426.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

16 Putnam VT International Growth Fund

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.1% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $13,785 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $5,161 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $15 under the expense offset arrangements and by $2,274 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $46, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $27,557,180 and $33,699,188, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	20,515	$303,220	176,868	$2,829,217	14,254	$206,044	90,955	$1,494,845

Shares issued in connection with
reinvestment of distributions	44,003	687,767	75,068	1,315,933	16,483	257,628	30,732	538,418

	64,518	990,987	251,936	4,145,150	30,737	463,672	121,687	2,033,263

Shares repurchased	(323,431)	(4,897,908)	(607,573)	(9,848,107)	(128,387)	(1,936,357)	(304,877)	(4,927,003)

Net decrease	(258,913)	$(3,906,921)	(355,637)	$(5,702,957)	(97,650)	$(1,472,685)	(183,190)	$(2,893,740)

Putnam VT International Growth Fund 17

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$1,958,973	Payables	$1,865,350

Total		$1,958,973		$1,865,350

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(231,518)	$(231,518)

Total	$(231,518)	$(231,518)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$193,131	$193,131

Total	$193,131	$193,131

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $144 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $7,853,040 and $8,034,121, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $4,728 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,333 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

18 Putnam VT International Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense

Putnam VT International Growth Fund 19

limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 5th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — International Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

4th	3rd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 108, 96 and 82 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the five-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance

20 Putnam VT International Growth Fund

over the one-year period ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s poor stock selection, as well as the fund’s underweight position in the consumer staples sector.

The Trustees considered steps that Putnam Management had taken to support improved performance, noting in particular that, in November 2008, a new portfolio manager had taken sole responsibility for managing the fund’s investments. The Trustees considered Putnam Management’s observation that, with the exception of a period of underperformance in the second half of 2011, the portfolio manager had delivered favorable performance results, and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Putnam VT International Growth Fund 21

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

This report has been prepared for the shareholders	H514
of Putnam VT International Growth Fund.	275814 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012